Investments in Unconsolidated Subsidiaries	12 Months Ended
Dec. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
Investments in Unconsolidated Subsidiaries
Investments in Unconsolidated Subsidiaries:

At December 31, 2013 and 2012, PMI had total investments in unconsolidated subsidiaries of $1,536 million and $24 million, respectively, which were accounted for under the equity method of accounting. Equity method investments are initially recorded at cost. Under the equity method of accounting, the investment is adjusted for PMI's proportionate share of earnings or losses. The carrying value of our equity method investments at December 31, 2013, exceeded our share of the unconsolidated subsidiaries book value by $579 million, including $519 million attributable to goodwill. The difference between the investment carrying value and the amount of underlying equity in net assets, excluding the $519 million attributable to goodwill, is being amortized on a straight-line basis over the underlying assets' estimated useful lives of 4 to 20 years.
On September 30, 2013, PMI acquired a 49% equity interest in United Arab Emirates-based Arab Investors-TA (FZC) (“AITA”) for approximately $625 million. As a result of this transaction, PMI holds an approximate 25% economic interest in Société des Tabacs Algéro-Emiratie (“STAEM”), an Algerian joint venture that is 51% owned by AITA and 49% by the Algerian state-owned enterprise Société Nationale des Tabacs et Allumettes SpA. STAEM manufactures and distributes under license some of PMI’s brands. The initial investment in AITA was recorded at cost and is included in investments in unconsolidated subsidiaries on the consolidated balance sheet at December 31, 2013.
On December 12, 2013, PMI acquired from Megapolis Investment BV a 20% equity interest in Megapolis Distribution BV, the holding company of CJSC TK Megapolis ("Megapolis"), PMI's distributor in Russia, for a purchase price of $750 million. An additional payment of up to $100 million, which is contingent on Megapolis' operational performance over the four fiscal years following the closing of the transaction, will also be made by PMI if the performance criteria are satisfied. PMI has also agreed to provide Megapolis Investment BV with a $100 million interest-bearing loan. PMI and Megapolis Investment BV have agreed to set off any future contingent payments owed by PMI against the future repayments due under the loan agreement. Any loan repayments in

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excess of the contingent consideration earned by the performance of Megapolis are due to be repaid, in cash, to PMI on March 31, 2017. At December 31, 2013, PMI has recorded a $100 million asset related to the loan receivable and a discounted liability of $86 million related to the contingent consideration. The initial investment in Megapolis was recorded at cost and is included in investments in unconsolidated subsidiaries on the consolidated balance sheet at December 31, 2013. The determination of the basis difference for Megapolis was not finalized as of December 31, 2013.
At December 31, 2013 and 2012, PMI's investments in other unconsolidated subsidiaries were $42 million and $24 million, respectively, with ownership percentages ranging from 40% to 50%.
As of December 31, 2013, PMI had approximately $345 million of net sales (since the related acquisition dates of AITA and Megapolis), $470 million in receivables, $100 million in notes receivable and $86 million in debt relating to agreements with its unconsolidated subsidiaries within the EEMA Region. These agreements, which are in the ordinary course of business, are primarily for distribution, contract manufacturing and licenses. PMI eliminated its respective share of all significant intercompany transactions with the equity method investees.